UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2017

A. SCHULMAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-7459	34-0514850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3637 Ridgewood Rd, Fairlawn, Ohio	44333
(Address of principal executive offices)	(Zip Code)

(330) 666-3751
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 4, 2017, A. Schulman, Inc. (the “Company”) announced earnings for the quarter ended February 28, 2017. A copy of the press release announcing these results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 2.02 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 2.02 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR.
On March 30, 2017, the Board of Directors (“Board”) of A. Schulman, Inc. (the “Company”) approved amendments (the “Amendments”) to the Company’s Amended and Restated By-Laws (the “By-Laws”) to implement proxy access for eligible stockholders of the Company, and to add certain disclosures related to advance notices by stockholders with respect to of business to be brought before annual meetings of the Company’s stockholders or with respect to nominees for election as directors.
Article III, Section 4(c), was added to the By-Laws to generally permit an eligible stockholder or group of not more than 25 eligible stockholders, owning at least 3% of the shares of the Company’s outstanding common stock continuously for at least three years, to nominate and include in the Company’s proxy materials a number of director nominees not exceeding 25% of the Company’s then serving directors, provided that the stockholder(s) and the nominee(s) satisfy requirements set forth in the By-Laws.
Article II, Section 2, and Article III, Section 3, of the By-Laws were revised to require additional information in stockholder notices relating to business to be brought before annual stockholder meetings, and in stockholder notices relating to nominees for election as directors at annual meetings or special meetings called for the election of directors, respectively. Required information relating to stockholder notices includes but is not limited to certain additional information about the stockholder and beneficial owner, a description of derivative positions owned or hedging transactions made or entered into, a description of all agreements or arrangements relating to the business or the nominee, a description of all proxy or other voting arrangements, a requirement that the stockholder own the disclosed shares of stock of the Company through the applicable meeting date, a requirement that the stockholder appear in person or by proxy to bring such business or nomination, and in the case of director nominations a questionnaire completed by each nominee and a consent to serve if elected. Article II, Section 2 was also amended to acknowledge that such the provisions contained therein do not affect rights of shareholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934.
The preceding descriptions are qualified in their entirety by reference to, and should be read in conjunction with, the complete text of the Amended and Restated By-Laws as adopted to incorporate all of the Amendments, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated By-Laws of A. Schulman, Inc.
99.1	Press Release, dated April 4, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. Schulman, Inc.

By:	/s/ Andrean R. Horton
Andrean R. Horton
Executive Vice President & Chief Legal Officer

Date: April 4, 2017